                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         WASHINGTON, DC 20549

                                                               FORM 8-K

                                                        CURRENT REPORT PURSUANT
                                                     TO SECTION 13 OR 15(D) OF THE
                                                    SECURITIES EXCHANGE ACT OF 1934

                                   Date of report (Date of earliest event reported): March 24, 2005

                                                          ACXIOM CORPORATION
                                        (Exact Name of Registrant as Specified in Its Charter)

                                                               DELAWARE
                                            (State or Other Jurisdiction of Incorporation)

                                0-13163                                                       71-0581897
                        (Commission File Number)                                 (IRS Employer Identification No.)

        1 Information Way, P.O. Box 8180, Little Rock, Arkansas                               72203-8180
                 (Address of Principal Executive Offices)                                     (Zip Code)

                                                             501-342-1000
                                         (Registrant's Telephone Number, Including Area Code)

                                                            Not Applicable
                                     (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K filing is  intended  to  simultaneously  satisfy  the filing  obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [X]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Merger Agreement

         On March 25, 2005, Acxiom Corporation,  a Delaware  corporation  ("Acxiom"),  Adam Merger Corporation,  a Delaware
corporation and direct  wholly-owned  subsidiary of Acxiom  ("Purchaser"),  and Digital Impact,  Inc., a Delaware  corporation
("Digital Impact"), entered into an  Agreement  and Plan of Merger (the  "Merger  Agreement")  under which  Purchaser  will acquire all of the  outstanding shares of common stock,  par value $0.001 per share,  of Digital Impact (the "Shares") for a purchase price of $3.50 per share,  net to the  holders  thereof,  in cash.  The Merger  Agreement  provides  that,  upon the terms and subject to satisfaction  or waiver of the conditions  therein,  Purchaser  shall  commence a cash tender offer for all of the Shares (the
"Acxiom  Offer"),  subject to a minimum condition  that 50.1% of Digital  Impact's  stockholders  tender  into the Acxiom  Offer, followed  by a merger.  If the Acxiom  Offer closes,  holders of Shares not  purchased  in the Acxiom Offer will be entitled to receive  $3.50 per share in cash in the merger.  The Merger  Agreement  provides that each of Digital  Impact's  directors  and executive  officers will tender their Shares into the Acxiom Offer unless the Merger Agreement is terminated.

         The Merger  Agreement  includes  other  customary  offer  conditions,  including  receipt of regulatory  approvals, continued accuracy of customary  representations  of Digital Impact,  except as would not have a material  adverse effect on
Digital Impact,  and the absence of a material  adverse  effect with respect to Digital  Impact.  Under the terms of the Merger
Agreement,  Digital  Impact agrees not to solicit or support any alternative  acquisition  proposals,  subject to customary provisions  relating to the ability of the Board of Directors of Digital Impact to continue to exercise their  fiduciary  duties, and Digital Impact will be obligated to pay a termination fee of $5.25 million in certain customary circumstances.

         The  foregoing  description  of the Merger  Agreement  is  qualified  in its  entirety by such  agreement,  a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

         The tender offer  contemplated  by the Merger  Agreement for the  outstanding  shares of Digital Impact has not yet commenced, and this  filing is neither an offer to purchase  nor a  solicitation  of an offer to sell  securities.  The tender offer will be made only through an Offer to Purchase  and the related  Letter of  Transmittal.  Acxiom urges  investors  and security  holders to read the following  documents,  when they become  available,  regarding the tender offer and acquisition
(described  above),  because they will contain important information:

         •   Acxiom's Tender Offer  Statement on Schedule TO including the Offer to Purchase,  Letter of Transmittal and
                  Notice of Guaranteed Delivery.

         •   Digital Impact's Solicitation Recommendation Statement on Schedule 14D-9.

         These  documents and  amendments to these  documents will be filed with the United States  Securities and Exchange
Commission when the tender offer  commences.  When these and other  documents  are filed with the SEC,  they may be obtained free at the SEC's web site at  http://www.sec.gov.  Free copies of each of these documents (when  available) can also be obtained from the information  agent for the offer, which will be announced.

Credit Agreement

         As of March 24, 2005,  Acxiom entered into a Third Amended and Restated  Credit  Agreement (the "Restated  Credit
Agreement") with JPMorgan Chase Bank,  N.A., as the agent,  and other lenders party thereto.  The Restated Credit  Agreement amends,  restates and supercedes  the Second Amended and Restated  Credit  Agreement  dated as of February 5, 2003 among Acxiom,
JPMorgan Chase Bank, as the administrative agent, and other lenders party thereto.

         Under the terms of the Restated Credit  Agreement,  the lenders commit to make revolving  loans and to acquire participations in letters of credit and swingline loans in an aggregate  amount of $245,000,000.  The commitments  under the
Restated Credit Agreement expire,  and all borrowings under such facilities  mature,  on March 31, 2010. The Restated Credit
Agreement is secured by the accounts receivable and certain  proceeds thereof of Acxiom and its domestic  subsidiaries.  The
Restated Credit  Agreement  contains  customary representations, warranties, affirmative and negative covenants, default and acceleration provisions.

         The foregoing  descriptions of the Restated Credit  Agreement is qualified in its entirety by such agreement,  a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The disclosure included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this
Item 2.03.

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits.

See Exhibit Index.

                                                               SIGNATURE

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 29, 2005

                                                     ACXIOM CORPORATION

                                                     By:      /s/ Jerry C. Jones
                                                              ____________________________________
                                                     Name:    Jerry C. Jones
                                                     Title:   Business Development/Legal Leader

                                                              EXHIBIT INDEX

  Exhibit                                                      Description
  Number
--------------------------------------------------------------------------------------------------------------------

10.1        Agreement  and Plan of Merger dated as of March 25, 2005, by and among Acxiom  Corporation,  a Delaware corporation,  Adam Merger Corporation,  a Delaware  corporation and direct  wholly-owned  subsidiary of
            Acxiom Corporation, and Digital Impact, Inc. a Delaware corporation.

10.2        Third Amended and Restated  Credit  Agreement  dated as of March 24, 2005 among Acxiom  Corporation,  a
            Delaware Corporation, the lenders party hereto and JPMorgan Chase Bank, N. A.